                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  April 30, 1999



                              INKTOMI CORPORATION

            (Exact name of registrant as specified in its charter)

        DELAWARE                       000-24339                       94-3238130
(State of incorporation)      (Commission File Number)       (IRS Employer Identification No.)


        1900 S. NORFOLK STREET, SUITE 310, SAN MATEO, CALIFORNIA 94403

            (Address of principal executive offices of Registrant)



                                (650) 653-2800

             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On April 30, 1999, Inktomi Corporation, a Delaware corporation ("Inktomi") completed its acquisition of Impulse Buy Network, Inc., a California corporation ("Impulse"), a privately held developer of merchandising tools that help online merchants acquire customers from third party web sites. In the acquisition, a wholly-owned subsidiary of Inktomi merged with and into Impulse; Impulse became a wholly-owned subsidiary of Inktomi; and the former shareholders of Impulse received shares of Inktomi Common Stock in exchange for their shares of Impulse at the rates of 0.104055 shares of Inktomi Common Stock for each share of Impulse Common Stock, 0.111333 shares of Inktomi Common Stock for each share of Impulse Series A Preferred Stock and 0.115009 shares of Inktomi Common Stock for each share of Impulse Series B Preferred Stock (the "Merger").

          An aggregate of 900,000 (or a smaller number determined after accounting for the payment of cash in lieu of fractional shares) shares of Inktomi Common Stock were issuable pursuant to the Merger. These shares were issued in reliance on exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all shares of Inktomi Common Stock issued in connection with the Merger are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. Under the terms of the Merger, Inktomi has granted the former shareholders of Impulse rights to register under the Securities Act the shares of Inktomi Common Stock received in connection with the Merger.

                                      -2-
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.

          Filing of financial statements is not required under Rule 3-05(b) of Regulation S-X of the Securities Act of 1933.

     (b)  Pro Forma Financial Information.

          Filing of pro forma financial information is not required pursuant to
          Article 11 of Regulation S-X of the Securities Act of 1933.

     (c)  Exhibits.

          Exhibit No.             Description
          -----------             -----------

          2.1 Agreement and Plan of Reorganization, dated April 21, 1999, by and among Inktomi Corporation, IC Acquisition Corp. and Impulse Buy Network, Inc.

          99.1                    Press release of Inktomi Corporation, dated
                                  April 22, 1999.

                                      -3-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INKTOMI CORPORATION


Dated: May 5, 1999                      By: /s/ Jerry M. Kennelly
                                            ------------------------------------
                                            Jerry M. Kennelly, Vice President of
                                            Finance and Chief Financial Officer